UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 31, 2006
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Douglas Road, Floor 12, Coral Gables, Florida	33134
(Address of Principal Executive Offices)	(Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On March 31, 2006, the compensation committee (the “Compensation Committee”) of the board of directors of MasTec, Inc., a Florida corporation (“MasTec” or the “Company”) approved the agreements described below.
•	Amendments to the Company’s employment agreements with C. Robert Campbell, the Company’s Executive Vice President and Chief Financial Officer, and Alberto de Cardenas, the Company’s Executive Vice President and General Counsel, to provide for the deferral of any payments to which the executive would be entitled to upon termination to the extent such payments would be subject to the Internal Revenue Code’s Section 409A tax penalty. The amendments to Messrs. Campbell’s and de Cardenas’ employment agreements are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference in their entirety.

•	A deferred compensation agreement (the “Deferred Compensation Agreement”) for Jose Mas, the Company’s Vice Chairman of the Board of Directors and Executive Vice President. The Deferred Compensation Agreement provides that in the event that the split dollar agreement Mr. Mas has entered into with MasTec is terminated due to a Change of Control (as defined in the Deferred Compensation Agreement), Mr. Mas will be entitled to receive a deferred bonus. The amount of the bonus is equal to the total premiums made by MasTec under the terms of the split dollar agreements, plus interest of four percent, compounded annually. The bonus is to be paid within 60 days after termination of the split dollar agreement. The Deferred Compensation Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety.

•	The amendment and restatement of MasTec’s 2003 Stock Incentive Plan for Non-Employees (as so amended and restated, the “2003 Non-Employee Plan”) and 2003 Employee Stock Incentive Plan (as so amended and restated, the “2003 Employee Plan” and collectively with the 2003 Non-Employee Plan, the “Plans”) effective as of January 1, 2006, to include, among other things, a cashless exercise mechanism for stock options, the ability to pay withholding taxes by the withholding of shares and a stock appreciation rights award mechanism. The Plans are filed as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and are hereby incorporated by reference in their entirety.
     On April 4, 2006, the Compensation Committee approved the agreements described below.
•	A severance agreement (the “Severance Agreement”) for Gregory S. Floerke, the Company’s former Chief Operations Officer whose responsibilities were focused on managing MasTec’s intelligent traffic services related projects. The Severance Agreement provides that Mr. Floerke will be paid $95,000 within 10 business days of the date of the agreement and that, subject to the Compensation Committee’s approval (which was granted at the April 4, 2006 meeting), all stock options held by him will become immediately exercisable. The Severance Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety.
•	Forms of agreements that may be used in connection with the grant of stock options and restricted stock to MasTec’s executive officers pursuant to the 2003 Employee Plan and stock options and restricted stock to MasTec’s directors pursuant to the 2003 Non-Employee Plan. The forms of agreements for restricted stock and stock option grants pursuant to the 2003 Employee Plan are filed as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference in their entirety. The forms of agreements for restricted stock and stock option grants pursuant to the 2003 Non-Employee Plan are filed as Exhibits 10.9 and 10.10, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference in their entirety.

•	Messrs. Campbell and de Cardenas were granted discretionary performance-based, restricted stock awards of 8,500 and 4,200 shares of MasTec common stock, respectively (the “Executive Restricted Stock”). The Executive Restricted Stock will vest on a pro rata basis over the next eight fiscal quarters commencing on June 30, 2006.

•	Ms. Julia Johnson, one of MasTec’s directors, was granted a restricted stock award of 6,151 shares of MasTec common stock (the “Director Restricted Stock”). Due to an administrative oversight, Ms. Johnson did not receive the $50,000 restricted stock grant to which she was entitled upon her re-election to MasTec’s Board of Directors at the 2005 Annual Meeting. Accordingly, the number of shares granted pursuant to the Director Restricted Stock award was based on the closing market price of MasTec’s common stock on the date of the 2005 Annual Meeting and the Director Restricted Stock will vest 33% immediately, 33% on the first anniversary of the 2005 Annual Meeting and 34% on the second anniversary of the 2005 Annual Meeting.

•	Specific performance criteria for the determination of 2006 cash bonuses under the 2003 Employee Plan for Messrs. Campbell and de Cardenas. Pursuant to these criteria, each of Messrs. Campbell and de Cardenas are eligible to receive cash bonuses in an amount up to 50% of his respective base salary based in part on the achievement of certain predetermined individual performance goals and in part on MasTec’s attainment of certain predetermined continuing operations earnings per share targets.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits
10.1	First Amendment to Employment Agreement dated March 31, 2006, between MasTec, Inc. and C. Robert Campbell.

10.2	First Amendment to Employment Agreement dated March 31, 2006, between MasTec, Inc. and Alberto de Cardenas.

10.3	Deferred Compensation Agreement dated April 3, 2006, between MasTec, Inc. and Jose Mas.

10.4	MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Non-Employees

10.5	MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Employees

10.6	Severance Agreement dated March 31, 2006 between MasTec, Inc. and Gregory S. Floerke.

10.7	Form of Restricted Stock Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Employees.

10.8	Form of Stock Option Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Employees.

10.9	Form of Restricted Stock Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Non-Employees.

10.10	Form of Stock Option Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Non-Employees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, MasTec Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 6, 2006 MASTEC, INC.

By:	/s/ Austin J. Shanfelter
Austin J. Shanfelter
Chief Executive Officer

EXHIBIT INDEX
10.1	First Amendment to Employment Agreement dated March 31, 2006, between MasTec, Inc. and C. Robert Campbell.

10.2	First Amendment to Employment Agreement dated March 31, 2006, between MasTec, Inc. and Alberto de Cardenas.

10.3	Deferred Compensation Agreement dated April 3, 2006, between MasTec, Inc. and Jose Mas.

10.4	MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Non-Employees

10.5	MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Employees

10.6	Severance Agreement dated March 31, 2006 between MasTec, Inc. and Gregory S. Floerke.

10.7	Form of Restricted Stock Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Employees.

10.8	Form of Stock Option Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Employees.

10.9	Form of Restricted Stock Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Non-Employees.

10.10	Form of Stock Option Agreement for the MasTec, Inc. Amended and Restated 2003 Stock Incentive Plan for Non-Employees.